UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 23, 2026	(	July 22, 2026)
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska			0-33501	92-0175752
________________________ (State or other jurisdiction			_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)			File Number)	Identification No.)

3111 C Street,	Anchorage,	Alaska		99503
___________________________________ (Address of principal executive offices)				___________ (Zip Code)

Registrant’s telephone number, including area code:	907-	562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.126-2 of this chapter).

                                    Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 22, 2026, Northrim BanCorp, Inc., an Alaska corporation (“Northrim”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Northrim, PBCO Financial Corporation, an Oregon corporation (“PBCO”), and Whitewater Sub, Inc., an Alaska corporation and a wholly owned subsidiary of Northrim (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth therein (i) PBCO will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger (the “Surviving Corporation”), (ii) immediately following the Merger, the Surviving Corporation will be merged with and into Northrim (the “Second Step Merger”), with Northrim as the surviving entity in the Second Step Merger, and (iii) immediately following the Second Step Merger, People’s Bank of Commerce, an Oregon state charted bank and a wholly owned subsidiary of PBCO, will merge with and into Northrim Bank, an Alaska state chartered bank and a wholly owned subsidiary of Northrim, with Northrim Bank continuing as the surviving bank. The Merger Agreement was unanimously approved and adopted by the Board of Directors of each of Northrim and PBCO.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $5.00 par value, of PBCO (“PBCO Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by any holder of PBCO Common Stock who properly exercises dissenters’ rights under the Oregon Business Corporation Act, will be converted into the right to receive 1.160 shares (the “Exchange Ratio”) of common stock, par value $0.25 per share, of Northrim (“Northrim Common Stock”), subject to adjustment in certain circumstances set forth in the Merger Agreement. Any fractional shares of Northrim Common Stock that would be issued in the Merger will instead be paid in cash based upon the average closing price per share of Northrim Common Stock as reported on the Nasdaq Global Select Market for the 20 consecutive trading days immediately preceding the date that is the second trading day prior to closing date (the “Northrim Closing Stock Price”). If PBCO’s Adjusted Tangible Common Equity (as defined in the Merger Agreement), as calculated 10 business days after the end of the month preceding the anticipated closing date is less than $102,542,499, the Exchange Ratio shall be adjusted downward in accordance with the terms of the Merger Agreement.

At the Effective Time, each PBCO restricted stock unit or share of restricted stock (together, an “RSU”) award that is outstanding as of immediately prior to the Effective Time will fully vest and any restrictions or risk of forfeiture will lapse. The shares of PBCO Common Stock issuable upon the vesting and settlement of the PBCO RSUs will be deemed to be issued and outstanding as of immediately prior to the Effective Time and will be treated in the Merger in the same manner as other outstanding shares of PBCO Common Stock at the Effective Time.

Each PBCO phantom stock unit (“Phantom Unit”) award that is outstanding as of immediately prior to the Effective Time will fully vest and any restrictions or risk of forfeiture will lapse. At the Effective Time, each PBCO Phantom Unit that is outstanding as of immediately prior to the Effective Time will be cancelled and converted into the right to receive a cash payment equal to the product of (i) the number of PBCO Phantom Units subject to such PBCO Phantom Unit award, multiplied by (ii) the product of (A) the Exchange Ratio multiplied by, (B) the Northrim Closing Stock Price, less any required withholding taxes.

One current director of PBCO, to be determined by the parties, will be added to the board of directors of Northrim and Northrim Bank at the closing of the Merger. None of the existing directors of Northrim or Northrim Bank will change as a result of the Merger. In connection with the Merger, Julia Beattie, currently the President and Chief Executive Officer of People’s Bank of Commerce, is expected to become the Oregon market president of Northrim Bank.

The Merger Agreement contains representations and warranties of both parties. Each party has also agreed to affirmative and negative covenants during the interim period between the execution of the Merger Agreement and the Effective Time, which, in the case of PBCO, generally requires it to, and cause each of its subsidiaries to, conduct its business in the ordinary course. In the case of PBCO, these covenants also provide that PBCO will call a meeting of its shareholders to consider and approve the Merger Agreement, and, subject to certain exceptions, the Board of Directors of PBCO will maintain its recommendation that its shareholders vote in favor of approval of the Merger Agreement. In the case of Northrim, these covenants provide that Northrim will call a meeting of its shareholders to approve the issuance of the shares of Northrim Common Stock to be issued in the Merger. Each of Northrim and PBCO also have agreed not to solicit an Acquisition Proposal (as defined in the Merger Agreement).

The completion of the Merger is subject to conditions, including, among others (1) receipt of the requisite approval by PBCO shareholders, which under Oregon corporate law applicable to PBCO requires the affirmative vote of holders of a majority of the outstanding shares of PBCO Common Stock, (2) receipt of the requisite approval by Northrim shareholders, which under NASDAQ rules and Alaska corporate law applicable to Northrim requires the affirmative vote of holders of a majority of the outstanding shares of Northrim Common Stock, (3) receipt of all required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Alaska Department of Commerce, Community, and Economic Development, Division of Banking and Securities, and the Oregon Department of Consumer and Business Services, Division of Financial Regulation, and no required regulatory approval may contain or may have resulted in, or would reasonably be expected to result in, the imposition of a Materially Burdensome Regulatory Condition (as defined in the Merger Agreement) as it relates to Northrim, and (4) other closing conditions as set forth in the Merger Agreement, including without limitation, conditions relating to the listing of the shares of Northrim Common Stock to be issued in the Merger on the Nasdaq Global Select Market and the effectiveness of a registration statement on Form S-4 to be filed with the Securities and Exchange Commission (“SEC”) covering such shares, the absence of certain legal proceedings challenging, or seeking damages or other relief in connection with, the transactions contemplated by the Merger Agreement that would reasonably be expected to have a Material Adverse Effect (as defined in the Merger Agreement) on Northrim, and the absence of any change, since the date of the Merger Agreement, in the financial condition, assets or business of either party that would reasonably be expected to have a Material Adverse Effect on PBCO or Northrim, respectively. Northrim’s obligation to complete the Merger is also subject to the condition that PBCO’s Adjusted Tangible Common Equity (as defined in the Merger Agreement), has been finally determined, and that holders of less than 10% of the outstanding shares of PBCO Common Stock shall not have exercised their dissenters’ rights.

Each party’s obligation to complete the Merger is also subject to certain additional conditions, including (1) the receipt of a tax opinion from the applicable party’s counsel to the effect that the Merger should qualify as a “reorganization” for tax purposes, (2) the accuracy of the other party’s representations and warranties, subject to certain qualifications and exceptions, as of the date of the Merger Agreement and as of the closing date, and (3) the performance by the other party of its covenants, agreements and obligations in all material respects under the Merger Agreement.

The parties anticipate completing the Merger in the fourth quarter of 2026 or early in the first quarter of 2027.

The Merger Agreement provides certain termination rights for both Northrim and PBCO and further provides that a termination fee of $6,692,331 would be payable by PBCO to Northrim upon termination of the Merger Agreement under certain circumstances, including termination following a withdrawal or change in the recommendation of the PBCO Board of Directors that PBCO shareholders vote in favor of the Merger Agreement, PBCO’s material breach or failure to perform its covenants relating to its shareholder meeting or a subsequent acquisition proposal, or a determination by the PBCO Board of Directors, after specified conditions have been satisfied, to enter into a definitive agreement providing for a Superior Proposal (as defined in the Merger Agreement).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Effective July 22, 2026, Northrim, PBCO and certain directors of PBCO, in their capacities as shareholders of PBCO, executed a Voting and Support Agreement (the “Voting and Support Agreement”) in which they have agreed to vote their shares of PBCO Common Stock in favor of approval of the Merger Agreement and agreed to certain restrictive covenants in favor of Northrim following the completion of the Merger. In addition, effective July 22, 2026, Northrim, PBCO and the PBCO directors who are not parties to the Voting and Support Agreement and certain executive officers of PBCO in their capacities as shareholders of PBCO, executed a Support Agreement (the “Support Agreement”) in which they have agreed to support the proposed Merger and agreed to certain restrictive covenants in favor of Northrim following the completion of the Merger. The foregoing information relating to the Voting and Support Agreement and the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting and Support Agreement and the Support Agreement which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, Northrim has agreed to enter into employment agreements with PBCO executive officers Julia Beattie, William Whalen, and Nikki Hoffman, which will become effective on the closing of the Merger.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will not survive the consummation of the Merger, and (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this report only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Northrim or PBCO, their respective subsidiaries or affiliates, or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Northrim, PBCO, their respective subsidiaries or affiliates, or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 to be filed by Northrim that will include a joint proxy statement of PBCO and Northrim and a prospectus of Northrim, and in the Forms 10-K, Forms 10-Q, Forms 8-K and other documents that Northrim files with or furnishes to the SEC.

Item 7.01 Regulation FD Disclosure

On July 22, 2026, Northrim and PBCO issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

On July 22, 2026, Northrim posted on its investor relations website, https://ir.northrim.com, an investor presentation relating to the Merger. A copy of the investor presentation is attached to this report as Exhibit 99.2, which is incorporated herein by reference. Northrim may use this presentation with current and potential investors (including PBCO shareholders), analysts, business partners, customers, employees, and others with an interest in Northrim.

Beginning July 22, 2026, the President and Chief Executive Officer of People’s Bank of Commerce sent an email to the employees of People’s Bank of Commerce, along with two question-and-answer documents relating to Northrim and the Merger, which are attached to this report as Exhibit 99.3 and Exhibit 99.4, respectively, and incorporated herein by reference.

In addition, on July 22, 226, the Chairman, President and Chief Executive Officer of Northrim Bank sent an email to the employees of Northrim, along with a question-and-answer document relating to Northrim and the Merger, which is attached to this report as Exhibit 99.5 and incorporated herein by reference.

The information furnished pursuant to this Item and the related exhibits are being “furnished” and will not, except to the extent required by applicable law or regulation, be deemed “filed” by Northrim for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements – not applicable
(b) Proforma financial information – not applicable
(c) Shell company transactions – not applicable

(d) Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and among PBCO Financial Corporation, Northrim BanCorp, Inc., and Whitewater Sub, Inc., dated July 22, 2026*
10.1	Form of Voting and Support Agreement, entered into as of July 22, 2026, between Northrim BanCorp, Inc. and certain directors of PBCO Financial Corporation identified therein
10.2	Form of Support Agreement, entered into as of July 22, 2026, between Northrim BanCorp, Inc. and certain directors and executive officers of PBCO Financial Corporation identified therein
99.1	Joint press release of Northrim BanCorp, Inc. and PBCO Financial Corporation issued July 22, 2026
99.2	Investor Presentation by Northrim BanCorp, Inc. dated July 22, 2026
99.3	Email from President and Chief Executive Officer of People’s Bank of Commerce to employees with Employee FAQs dated July 22, 2026
99.4	Email from President and Chief Executive Officer of People’s Bank of Commerce to employees with Customer FAQs dated July 22, 2026
99.5	Email from Chairman, President and Chief Executive Officer of Northrim Bank to employees with Employee FAQs dated July 22, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

*Northrim has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. Northrim will furnish a copy of any omitted schedule or similar attachment to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

Caution Regarding Forward-Looking Statements

This filing and the exhibits hereto contain forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing of the Merger and expectations, goals, projections and benefits relating to the Merger, as well as other statements regarding Northrim’s goals, intentions and expectations, business plan and growth strategies, and the anticipated future performance of Northrim, whether with respect to the Merger or otherwise.

Forward-looking statements are not historical facts but instead express only Northrim management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. Actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements because of risks and uncertainties, including, but are not limited to the risk that: (1) the business of PBCO may not be integrated with Northrim’s business successfully or such integration may be more difficult, time-consuming or costly than expected; (2) any of the anticipated benefits of the proposed Merger may not be realized or may not be realized within the expected time period; (3) customer and employee relationships and business operations may be disrupted by the Merger or the announcement of the Merger, and the parties may be challenged in retaining key relationships both during the pendency of the Merger and following the completion of the Merger if that occurs; (4) the parties may not meet expectations regarding the timing of the proposed Merger; (5) required regulatory approvals or the approval of PBCO and Northrim shareholders may not be obtained or such approvals may be more difficult, time-consuming or costly than expected; (6) there may be challenges in satisfying the other conditions to completion of the Merger or the Merger may fail to close for any other reason; (7) management’s attention may be diverted from ongoing business operations and opportunities due to the proposed Merger; and (8) there may be potential negative impacts caused by the dilution resulting from Northrim’s issuance of shares of Northrim Common Stock in connection with the Merger. Please refer to Northrim’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 6, 2026, as well as Northrim’s other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements. Forward-looking statements speak only as of the date they are made. All subsequent written and oral forward-looking statements concerning the proposed Merger or other matters attributable to Northrim or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Northrim does not undertake any obligation to update any forward-looking information contained in this report, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

Northrim will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a joint proxy statement of PBCO and Northrim that also constitutes a prospectus of Northrim. After the registration statement is declared effective by the SEC, each of Northrim and PBCO will mail a definitive proxy statement/prospectus to its respective shareholders.

Before making any voting decision, the shareholders of each of PBCO and Northrim are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information about Northrim, PBCO, the Merger Agreement and the Merger. When filed, this document and other documents relating to the Merger filed by Northrim can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge through Northrim’s investor relations website at https://ir.northrim.com by clicking on “SEC Filings” under the “Financials” tab. Alternatively, these documents, when available, can be obtained free of charge from Northrim upon written request to Northrim, Attn: Investor Relations, PO Box 241489, Anchorage, Alaska 99524-1489 or by calling (907) 562-0062. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

Participants in the Solicitation

This report does not constitute a solicitation of proxy, an offer to sell or a solicitation of an offer to sell any securities. Northrim, PBCO, and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of PBCO and Northrim in connection with the proposed Merger under SEC rules. Information about the directors and executive officers of Northrim and PBCO will be included in the joint proxy statement/prospectus for the proposed Merger filed with the SEC. These documents (when available) may be obtained free of charge in the manner described above under “Additional Information and Where to Find It.”

Information about such directors and executive officers of Northrim and their direct or indirect interests, by security holdings or otherwise, can be found in Northrim’s proxy statement in connection with its 2026 annual meeting of shareholders, as filed with the SEC on April 14, 2026, and other documents subsequently filed by Northrim with the SEC. To the extent holdings of common stock by its directors or executive officers have changed since the amounts set forth in Northrim’s proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected in filings with the SEC on Forms 3, 4, and 5. These documents can be obtained free of charge in the manner described above under “Additional Information and Where to Find It.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

July 22, 2026	By:	/s/ Michael G. Huston
Name: Michael G. Huston
Title: President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and among PBCO Financial Corporation, Northrim BanCorp, Inc., and Whitewater Sub, Inc., dated July 22, 2026*
10.1	Form of Voting and Support Agreement, entered into as of July 22, 2026, between Northrim BanCorp, Inc. and certain directors of PBCO Financial Corporation identified therein
10.2	Form of Support Agreement, entered into as of July 22, 2026, between Northrim BanCorp, Inc. and certain directors and executive officers of PBCO Financial Corporation identified therein
99.1	Joint press release of Northrim BanCorp, Inc. and PBCO Financial Corporation issued July 22, 2026
99.2	Investor Presentation by Northrim BanCorp, Inc. dated July 22, 2026
99.3	Email from President and Chief Executive Officer of People’s Bank of Commerce to employees with Employee FAQs dated July 22, 2026
99.4	Email from President and Chief Executive Officer of People’s Bank of Commerce to employees with Customer FAQs dated July 22, 2026
99.5	Email from Chairman, President and Chief Executive Officer of Northrim Bank to employees with Employee FAQs dated July 22, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)
*Northrim has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. Northrim will furnish a copy of any omitted schedule or similar attachment to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.